UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2010
SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1115 Orlando Avenue
Roseville, California 95661-5247
(Address and telephone number of principal executive offices) (Zip Code)
(916) 746-0900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     On March 11, 2010, Solar Power, Inc. held a conference call to discuss recent business developments. The script of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
     The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references Section 7.01 of this Current Report on Form 8-K. All information in the presentation materials speak as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
     (a) Exhibits.

99.1	Script of Conference Call held on March 11, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation
Dated: March 11, 2010	/s/ Alan M. Lefko
Alan M. Lefko
Vice President of Finance and Secretary

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